Exhibit 99.1

Cabot Corporation Appoints Steve Delahunt as Interim Chief Financial Officer

BOSTON – Sept. 15, 2026 — Cabot Corporation (NYSE: CBT) today announced that it has appointed Steve Delahunt, Vice President and Corporate Treasurer, to serve as Chief Financial Officer on an interim basis, effective October 1, 2026. Delahunt will serve in the role while the company continues its search process for a new Chief Financial Officer.

As previously announced, Erica McLaughlin, currently Executive Vice President, Chief Financial Officer and Head of Corporate Strategy, has been elected President and Chief Executive Officer of Cabot, effective October 1, 2026, succeeding Sean Keohane. McLaughlin will step down from her position as Chief Financial Officer at that time.

“Steve is a highly respected finance leader with deep knowledge of our business, strong relationships across our global organization and a proven track record of disciplined financial leadership,” said Erica McLaughlin, incoming President and Chief Executive Officer. “As we continue executing our strategy and building on our strong financial position, Steve’s experience, judgment and understanding of our business make him exceptionally well suited to lead our finance organization while the Company conducts its search for our next Chief Financial Officer.”

Delahunt has more than 30 years of finance and treasury experience and in the last nine years until January 2026 also led Cabot’s investor relations function. As Corporate Treasurer, he is responsible for the Company’s global treasury activities, capital markets strategy, liquidity management, banking relationships, risk management and pension investment oversight. Over his tenure at Cabot, he has played an integral role in the Company’s capital allocation strategy, financing activities, investor engagement and execution of strategic growth initiatives. As Vice President of investor relations, Delahunt strengthened the Company’s engagement with shareholders and the investment community.

ABOUT CABOT CORPORATION

Cabot Corporation (NYSE: CBT) is a global specialty chemicals and performance materials company headquartered in Boston, Massachusetts. The company is a leading provider of reinforcing carbons, specialty carbons, battery materials, engineered elastomer composites, inkjet colorants, masterbatches and conductive compounds, fumed metal oxides and aerogel. For more information on Cabot, please visit the company’s website at cabotcorp.com.

Forward-Looking Statements: This press release contains forward-looking statements. All statements that address expectations or projections about the future, including with respect to the planned leadership transition and expectations for future performance, growth and value creation for stockholders, are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, potentially inaccurate assumptions, and other factors, some of which are beyond our control and difficult to predict. If known or unknown risks materialize, or should underlying assumptions prove inaccurate, our actual results could differ materially from past results and from those expressed or implied by forward-looking statements. Important factors that could cause our results to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: the inherent uncertainty of management transitions and the ability of the Company to successfully execute its planned leadership transition; industry capacity utilization and competition from other specialty chemical companies; safety, health and environmental requirements and related constraints imposed on our business; regulatory and financial risks related to climate change developments; volatility in the price and availability of energy and raw materials; negative or uncertain worldwide or regional economic conditions and market opportunities, including from trade relations, global health matters or geo-political conflicts; failure to achieve growth expectations from new products, applications and technology developments; failure to realize benefits from acquisitions, alliances, or joint ventures or achieve our portfolio management objectives; litigation or legal proceedings; interest rates, tax rates, currency exchange controls, tariffs and fluctuations in foreign currency rates; and other risks and uncertainties described in the reports we file with the Securities and Exchange Commission (“SEC”). These factors are discussed more fully in the reports we file with the SEC, particularly under the heading “Risk Factors” in our annual report on Form 10-K for our fiscal year ended September 30, 2025, which is filed with the SEC and available at www.sec.gov. We assume no obligation to provide revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Contact:	Vanessa Craigie
Corporate Communications
vanessa.craigie@cabotcorp.com
(617) 342-6015

Robert Rist
Investor Relations
robert.rist@cabotcorp.com
(617) 342-6374